Braskem Idesa Financing (Details Narrative)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
IfrsStatementLineItems [Line Items]
Description of guarantees correspond		At the close of December 2020, such guarantees corresponded to US$194 million (R$1 billion) and US$208 million (R$1.1 billion), respectively. The financing also contained various other covenants typical to contracts of this kind
Bonds due year	10 years
Description of credit facility	Credit facility in the amount of US$150 million (R$834 million) due in October 2026, at LIBOR plus 4% p.a.
Description of non-monetary covenants		On December 31, 2020, certain non-monetary covenants established in the contracts of Project Finance remained unfulfilled. As a result, the amount of R$6,538,646 was reclassified from non-current liabilities to current liabilities.
Sustainable link bond member
IfrsStatementLineItems [Line Items]
Borrowings interest rate	7.00%
Increased borrowings interest rate	0.37%